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                                  POWER OF ATTORNEY

    We, the undersigned Trustees of PIMCO Funds: Multi-Manager Series and Cash Accumulation Trust, hereby severally constitute and appoint Robert A. Prindiville, Stephen J. Treadway, Newton B. Schott, Jr., R. Wesley Burns, Teresa
A. Wagner and Joseph B. Kittredge, Jr., our true and lawful attorneys, with full power to each of them to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of PIMCO Funds: Multi-Manager Series and Cash Accumulation Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name:                                  Capacity:           Date:
----                                   --------            ----


/s/ Robert A. Prindiville              Trustee             February 9, 1997
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Robert A. Prindiville


/s/ E. Philip Cannon                   Trustee             February 9, 1997
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E. Philip Cannon


/s/ Donald P. Carter                   Trustee             February 9, 1997
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Donald P. Carter


/s/ Gary A. Childress                  Trustee             February 9, 1997
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Gary A. Childress


/s/ William D. Cvengros                Trustee             February 9, 1997
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William D. Cvengros


/s/ Gary L. Light                      Trustee             February 9, 1997
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Gary L. Light


                                       Trustee             February 9, 1997
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Joel Segall


/s/ W. Bryant Stooks                   Trustee             February 9, 1997
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W. Bryant Stooks


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/s/ Gerald M. Thorne                   Trustee             February 9, 1997
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Gerald M. Thorne


/s/ Richard L. Nelson                  Trustee             February 9, 1997
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Richard L. Nelson


/s/ Lyman W. Porter                    Trustee             February 9, 1997
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Lyman W. Porter


/s/ Alan Richards                      Trustee             February 9, 1997
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Alan Richards